UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 6, 2024 (September 5, 2024)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 S. Pavilion Center Drive, Suite 330
Las Vegas, NV 89135
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
Audit Committee Composition

On September 5, 2024, Rimini Street, Inc. (the “Company”) received a letter (the “Letter”) from the Nasdaq Stock Market LLC (the “Nasdaq”) notifying the Company that it no longer complies with Nasdaq’s audit committee requirements as set forth in Nasdaq Listing Rule 5605. Nasdaq Listing Rule 5605 requires, among other things, that each listed company must have an audit committee comprised of at least three members, each of whom must meet certain independence and other qualifications as set forth in such rule. The Company is required to disclose receipt of the Letter under Item 3.01 of Form 8-K.

The current vacancy on the audit committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) is a result of the previously reported resignation of Ms. Katrinka McCallum from the Board effective as of August 2, 2024, resulting in an Audit Committee comprised of only two qualified directors.
Nasdaq was notified of the vacancy on the Company’s Audit Committee on August 2, 2024.

In the Letter, Nasdaq indicated that it will provide the Company with a cure period in order to regain compliance as follows:

•until the earlier of the Company’s next annual meeting of stockholders or August 2, 2025; or

•if the Company’s next annual meeting of stockholders is held before January 29, 2025, then the Company must evidence compliance no later than January 29, 2025.
The Company intends to fill the vacancy on the Audit Committee and regain compliance with the audit committee composition requirements under Nasdaq Listing Rule 5605 before the end of the cure period described above.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: September 6, 2024	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: President and Chief Executive Officer

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